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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 24, 2005

                              CROSSTEX ENERGY, L.P.
             (Exact name of registrant as specified in its charter)

                DELAWARE                  000-50067           16-1616605
      -------------------------------    ------------     -------------------
      (State or Other Jurisdiction of    (Commission      (I.R.S. Employer
      Incorporation or Organization)     File Number)     Identification No.)

            2501 CEDAR SPRINGS, SUITE 600
                    DALLAS, TEXAS                              75201
      ----------------------------------------               ----------
      (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (214) 953-9500


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

        On March 24, 2005, Crosstex Energy, L.P. (the "Registrant") issued a press release announcing that the Federal Energy Regulatory Commission has voted to reject the request by the Registrant and Transcontinental Gas Pipe Line ("Transco") to authorize the abandonment from interstate service of certain pipeline facilities that are owned by Transco in South Texas. A copy of the press release is furnished as an exhibit to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item
7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

        In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Exchange Act.

        EXHIBIT
        NUMBER         DESCRIPTION
        --------       -----------------------------------
        99.1      --   Press release dated March 24, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CROSSTEX ENERGY, L.P.

                                                By: Crosstex Energy GP, L.P.,
                                                    its General Partner

                                                By: Crosstex Energy GP, LLC,
                                                    its General Partner

Date: March 24, 2005                            By: /s/ William W. Davis
                                                    ---------------------------
                                                    William W. Davis
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
--------       -----------------------------------
99.1      --   DESCRIPTION
               Press Release dated March 24, 2005.

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